SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS DATED JUNE 21, 2006

JPMorgan

Insurance

Trust

Class 2

JPMorgan Insurance Trust International Equity Portfolio
JPMorgan Insurance Trust Small Cap Equity Portfolio

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell nor does it seek an offer to buy these securities in any state where the offer or sale is not permitted.

CONTENTS

JPMorgan Insurance Trust International Equity Portfolio	1
JPMorgan Insurance Trust Small Cap Equity Portfolio	6
The Portfolios’ Management and Administration	10
Shareholder Information	11
Pricing Portfolio Shares	11
Purchasing Portfolio Shares	11
Rule 12b-1 Fees	12
Voting and Meetings	13
Redeeming Portfolio Shares	13
Dividends	13
Questions	13
Tax Information	13
Availability of Proxy Voting Record	14
Portfolio Holdings Disclosure	14
Legal Proceedings	15
Financial Highlights	16
How To Reach Us	Back cover

These Portfolios are intended to be funding vehicles for variable annuity contracts and variable life insurance policies (collectively, variable insurance contracts) offered by the separate accounts of insurance companies offering the Portfolios in their variable insurance contracts. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (Eligible Plans). The investment objective and policies of the Portfolios may be similar to other funds managed or advised by JPMorgan Investment Management Inc. and its affiliates. However, the investment results of the Portfolios may be higher or lower than, and there is no guarantee that the investment results of the Portfolios will be comparable to, any other JPMorgan fund.

JPMorgan Insurance Trust
    International Equity Portfolio

The Portfolio’s Objective

The Portfolio seeks to provide high total return from a portfolio of equity securities of foreign companies. Total return consists of capital growth and current income.

The Portfolio’s Main Investment Strategy

Under normal circumstances, the Portfolio will invest at least 80% of the value of its Assets in equity investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Portfolio will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.

Equity securities in which the Portfolio can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Portfolio may use derivatives to hedge various investments, for risk management and to increase the Portfolio’s income or gain.

The Portfolio may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Portfolio invests primarily in equity securities, it may also invest in investment-grade debt securities. Investment-grade means a rating in the four highest categories by Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser, JPMorgan Investment Management Inc. (JPMIM), to be of comparable quality. No more than 20% of the Portfolio’s Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Portfolio’s Assets will be invested in debt securities issued by a foreign government or international organization, such as the World Bank.

Under normal market conditions it may also invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or other conditions, the Portfolio may invest any amount of its assets in these instruments.

The Portfolio may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Portfolio may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Portfolio may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

The Portfolio’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Portfolio is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Portfolio should understand that:
•	There is no assurance that the Portfolio will meet its investment objective.
•	The Portfolio does not represent a complete investment program.

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JPMorgan Insurance Trust
    International Equity Portfolio

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FREQUENCY OF TRADING
How frequently the Portfolio buys and sells securities will vary from year to year, depending on market conditions.

Investment Process

In managing the Portfolio, JPMIM seeks to diversify the Portfolio’s investments by investing in issuers in at least three countries other than the United States. However, the Portfolio may invest a substantial part of its assets in just one country.

The Portfolio intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the adviser may select from time to time. A substantial part of the Portfolio’s assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index. However, the Portfolio may also invest in companies or governments in emerging markets.

The adviser may adjust the Portfolio’s exposure to each currency based on its view of the markets and issuers. The adviser will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Portfolio may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

The Portfolio’s Main Investment Risks

All portfolios carry a certain amount of risk. You may lose money on your investment in the Portfolio. Here are some of the specific risks of investing in the Portfolio.

The Portfolio may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

The value of shares of the Portfolio will fluctuate in response to movements in international markets. Portfolio performance will also depend on the effectiveness of the adviser’s research, as well as its stock picking and currency management decisions.

Because the Portfolio invests primarily in securities of issuers outside the United States, an investment in the Portfolio is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Portfolio’s investments may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets. The Portfolio’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Portfolio’s yield on those securities would be decreased.

The Portfolio’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry

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the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Portfolio’s investments in emerging markets could lead to more volatility in the value of the Portfolio’s shares. As mentioned above, the normal risks of investing in foreign countries increase when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property. The Portfolio’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Portfolio’s yield on those securities would be decreased.

Because the Portfolio may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a portfolio which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody’s, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Portfolio invests in shares of another investment company, shareholders would bear not only their proportionate share of the Portfolio’s expenses, but also similar expenses of the investment company and may incur trading costs. The price movement of an investment company that is an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss.

The Portfolio’s mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected and, like any bond, due to default. Because of the sensitivity of the Portfolio’s mortgage-related securities to changes in interest rates, the performance of the Portfolio may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Portfolio, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Portfolio invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

If the Portfolio invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Portfolio is investing for temporary defensive purposes, it could reduce the Portfolio’s potential returns.

The Portfolio may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic

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    International Equity Portfolio

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or market conditions than other types of investments and could result in losses that significantly exceed the Portfolio’s original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Portfolio, and the cost of hedging may reduce the Portfolio’s returns. In addition, the Portfolio may use derivatives for non-hedging purposes which increases the Portfolio’s potential for loss.

Repurchase agreements involve some risk to the Portfolio if the other counterparty does not live up to its obligation under the agreement.

The Portfolio may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

The Portfolio’s Performance

The Portfolio will commence operations on or after [         , 2006], and therefore has no reportable performance history. Once the Portfolio has performed for at least one calendar year, a bar chart and a performance table will be included in the Prospectus to show the performance of the Portfolio. Although past performance of the Portfolio is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Portfolio.

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Estimated Investor Expenses for Class 2 Shares

The estimated expenses of Class 2 shares before and after reimbursements are shown below. The table below does not reflect expenses imposed by variable insurance contracts or which may be imposed by Eligible Plans. If these expenses were reflected, the total expenses would be higher.

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS 2 ASSETS)

Investment Advisory Fees	0.60
Distribution (Rule 12b-1) Fees	0.25
Other Expenses[1]	0.52
Total Annual Operating Expenses	1.37
Fee Waivers and Expense Reimbursements[2]	(0.09)
Net Expenses[2]	1.28

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2	JPMIM and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual portfolio operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.28% for the period through August , 2007.

Example

The example below is intended to help you compare the cost of investing in Class 2 shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 8/ /07 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class 2 shares and your actual costs may be higher or lower.

	1 YEAR	3 YEARS
YOUR COST ($) (with or without redemption)	130	425

The expenses and example above do not reflect the deduction of any applicable charges or expenses related to the variable insurance contracts or Eligible Plans through which investors can invest in the Portfolio. If these expenses were reflected, your cost would be higher. Investors should refer to the applicable variable insurance contract prospectus or Eligible Plan documents that accompany this prospectus for information pertaining to such contract charges and expenses.

JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust
    Small Cap Equity Portfolio

The Portfolio’s Objective

The Portfolio seeks capital growth over the long term.

The Portfolio’s Main Investment Strategy

Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of small-cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index stocks at the time of purchase. Market capitalization is the total market value of a company’s shares.

Equity securities in which the Portfolio can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs), depositary receipts and warrants and rights to buy common stocks.

The Portfolio may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Portfolio may use derivatives to hedge various investments, for risk management and to increase the Portfolio’s income or gain.

The Portfolio’s investments in equity securities may also include REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

The Portfolio may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Portfolio may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Portfolio’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Portfolio is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
Investors considering the Portfolio should understand that:
•	There is no assurance that the Portfolio will meet its investment objective.
•	The Portfolio does not represent a complete investment program.

FREQUENCY OF TRADING
How frequently the Portfolio buys and sells securities will vary from year to year, depending on market conditions.

Investment Process

In managing the Portfolio, the adviser, JPMIM, employs a process that combines research, valuation and stock selection. The adviser makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser’s research and portfolio management team. Essentially, historical data is used to define the investment universe of companies that have met what the adviser considers to be the key criteria for success. Then, the adviser performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. A change in the original reason for purchase of an

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investment may cause the security to be eliminated from the portfolio. The adviser may also sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company’s fundamentals and future potential. Finally, the adviser may also sell a security due to opportunity cost, i.e. a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

The Portfolio’s Main Investment Risks

All portfolios carry a certain amount of risk. You may lose money on your investment in the Portfolio. Here are some of the specific risks of investing in the Portfolio.

The Portfolio may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

The value of shares of the Portfolio will be influenced by conditions in stock markets as well as the performance of the companies selected for the Portfolio’s portfolio.

Because the Assets in this Portfolio are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Portfolio invests in shares of another investment company, shareholders would bear not only their proportionate share of the Portfolio’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT’s underlying properties. REITs may be more volatile or more illiquid than other types of securities.

The Portfolio’s mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Portfolio’s mortgage-related securities to changes in interest rates, the performance of the Portfolio may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Portfolio, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Portfolio invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have

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    Small Cap Equity Portfolio

CONTINUED

the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Portfolio if the other party does not meet its obligation under the agreement.

If the Portfolio invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Portfolio is investing for temporary defensive purposes, it could reduce the Portfolio’s potential returns.

The Portfolio may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Portfolio’s original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Portfolio, and the cost of hedging may reduce the Portfolio’s returns. In addition, the Portfolio may use derivatives for non-hedging purposes which increases the Portfolio’s potential for loss.

Since the Portfolio is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Portfolio’s shares being more sensitive to economic results among those issuing the securities.

The Portfolio’s Performance

The Portfolio will commence operations on or after [         , 2006], and therefore has no reportable performance history. Once the Portfolio has performed for at least one calendar year, a bar chart and a performance table will be included in the Prospectus to show the performance of the Portfolio. Although past performance of a Portfolio is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Portfolio.

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Estimated Investor Expenses for Class 2 Shares

The estimated expenses of Class 2 shares before and after reimbursements are shown below. The table below does not reflect expenses imposed by variable insurance contracts or which may be imposed by Eligible Plans. If these expenses were reflected, the total expenses would be higher.

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS 2 ASSETS)

Investment Advisory Fees	0.65
Distribution (Rule 12b-1) Fees	0.25
Other Expenses[1]	0.44
Total Annual Operating Expenses	1.34
Fee Waivers and Expense Reimbursements[2]	(0.06)
Net Expenses[2]	1.28

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2	JPMIM and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual portfolio operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.28% for the period through August , 2007.

Example

The example below is intended to help you compare the cost of investing in Class 2 shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 8/ /07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class 2 shares and your actual costs may be higher or lower.

	1 YEAR	3 YEARS
YOUR COST ($) (with or without redemption)	130	419

The expenses and example above do not reflect the deduction of any applicable charges or expenses related to the variable insurance contracts or Eligible Plans through which investors can invest in the Portfolio. If these expenses were reflected, your cost would be higher. Investors should refer to the applicable variable insurance contract prospectus or Eligible Plan documents that accompany this prospectus for information pertaining to such contract charges and expenses.

JPMORGAN INSURANCE TRUST

The Portfolio’s Management and Administration

The Portfolios are series of JPMorgan Insurance Trust, a Massachusetts business trust (Trust). The Trustees of the Trust are responsible for overseeing all business activities of the Portfolios.

The Portfolios’ Investment Adviser

JPMIM is the investment adviser to the Portfolios and makes the day-to-day investment decisions for the Portfolios. JPMIM is located at 245 Park Avenue, New York, NY 10167.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

Advisory Fees

JPMIM is paid a fee based on an annual percentage of the average daily net assets of each Portfolio. The Portfolios will pay advisory fees at the following rates:

PORTFOLIO	ANNUAL RATE AS PERCENTAGE OF AVERAGE DAILY NET ASSETS
International Equity Portfolio	0.60
Small Cap Equity Portfolio	0.65

A discussion of the basis the Board of Trustees of the Trust used in approving the investment advisory agreement for the Portfolios will be available in the annual report for the first fiscal year ended December 31.

The Portfolio Managers

International Equity Portfolio.  The Portfolio management team is led by James Fisher, a Managing Director of JPMIM and Thomas Murray, Vice President of JPMIM. Mr. Fisher is a portfolio manager in the Global Portfolios Group, based in London, and is responsible for EAFE Plus Funds. He has worked for JPMIM or one of its affiliates since 1985 and has held numerous investment roles. Mr. Murray is a global sector specialist in the Global Portfolios Group, based in London, and the global sector specialist for energy. He has worked for JPMIM or one of its affiliates since 1996.

Small Cap Equity Portfolio.  The Portfolio management team is led by Glenn Gawronski, Vice President of JPMIM, and Christopher Mark Vyvyan Jones, a Managing Director of JPMIM. Mr. Gawronski has been an employee of JPMIM or one of its affiliates since 1999. Mr. Jones is head of the small company team and has worked as a portfolio manager with JPMIM or one of its affiliates since 1982.

The Portfolios’ Administrator

JPMorgan Funds Management, Inc. (JPMFM or the Administrator) (1111 Polaris Parkway, Columbus, Ohio 43271-1235) provides administrative services and oversees the Portfolios’ other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of each Portfolio for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

The Portfolio’s Distributor

JPMorgan Distribution Services, Inc. (the Distributor or JPMDS) (1111 Polaris Parkway, Suite 2-J, P.O. Box 711235, Columbus, Ohio 43271-1235) is the distributor for the Portfolios. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries — Revenue Sharing

JPMIM, JPMDS, and from time to time, other affiliates of JPMIM, may also at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the Portfolios. For the Portfolios, Financial Intermediaries include insurance companies and their affiliated broker-dealers, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with JPMDS. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services to variable insurance contract owners or Eligible Plan participants or marketing support.

JPMORGAN INSURANCE TRUST

Shareholder Information

PRICING PORTFOLIO SHARES

How are Portfolio Shares Priced?

Shares are sold at net asset value (NAV) per share. NAV per share for each Portfolio is determined as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 P.M. Eastern Time (ET)), on each day the Portfolios are open for business. On occasion, the NYSE will close before 4 P.M. ET. When that happens, the NAV will be calculated as of the time the NYSE closes. NAV per share is calculated by dividing the total market value of a Portfolio’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Portfolio’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Portfolio’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Portfolios’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. Shareholders who purchase and redeem shares when NAV has been determined using fair valuation procedures may receive more or less shares or redemption proceeds than they otherwise would have received if securities were not valued using the Trust’s fair valuation procedures. In addition, the Portfolios have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Portfolios. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance which valuation procedures adopted by the Portfolios’ Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate. Because of the use of fair value pricing on a daily basis for non-U.S. and non-Canadian equity securities, the NAV of Portfolios that invest significantly in such securities would be expected to be most affected by fair valuation although the NAV of other Portfolios may also be affected from time to time. The Board of Trustees receives regular reporting concerning the operation of the fair value procedures.

When can Portfolio Shares be Purchased?

Purchases may be made on any business day for the Portfolios. This includes any day that the Portfolios are open for business, other than weekends and days on which the NYSE is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

PURCHASING PORTFOLIO SHARES

Who can Purchase Shares of the Portfolios?

Shares of the Portfolios are sold at NAV per share to separate accounts of insurance companies investing on instructions of contract owners of variable insurance contracts. You and other purchasers of variable insurance contracts will not own shares of the Portfolios directly. Rather, all shares will be held by the separate accounts for your benefit and the benefit of other purchasers of variable insurance contracts. Shares are also available at NAV per share to Eligible Plans for the benefit of their participants. All investments in the Portfolios are credited to the shareholder’s account in the form of full or fractional shares of the designated Portfolios. Purchase orders from variable insurance contract holders received in proper form by an insurance company or from participants received by Eligible Plans on a given business day are priced at the NAV calculated on such day, provided that the order and federal funds in the net amount of such order is received by the Portfolio in proper form on the next business day. The insurance company or Eligible Plan administrator or trustee is responsible for properly transmitting purchase orders and federal funds.

The Portfolios do not issue share certificates. The interests of different separate accounts are not always the same and material, irreconcilable conflicts may arise. The Board of Trustees will monitor events for such conflicts and, should they arise, will determine what action, if any, should be taken.

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Federal law requires a Portfolio to obtain, verify and record an accountholder’s name, principal place of business and Employer Identification Number or other government issued identification when opening an account. The Portfolio may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by the Portfolio or its transfer agent, to attempt to verify the accountholder’s identity. The Portfolio may not be able to establish an account if the accountholder does not provide the necessary information. In addition, the Portfolio may suspend or limit account transactions while it is in the process of attempting to verify the accountholder’s identity. If the Portfolio is unable to verify the accountholder’s identity after an account is established, the Portfolio may be required to involuntarily redeem the accountholder’s shares and close the account. Losses associated with such involuntary redemption may be borne by the investor.

Abusive Trading.

The Portfolios do not authorize market timing. Market timing is an investment strategy using frequent purchases and redemptions in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Portfolio shares held by long-term variable insurance contract owners or participants in Eligible Plans, disrupt portfolio management and increase Portfolio expenses for all shareholders. Although market timing may affect any Portfolio, these risks may be higher for Portfolios that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Portfolio invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Portfolio calculates its net asset value.

The Portfolios’ Board of Trustees has adopted policies and procedures with respect to market timing. Market timers may disrupt portfolio management and harm Portfolio performance. Because purchase and sale transactions are submitted to each Portfolio on an aggregated basis by the insurance com pany issuing the variable insurance contract or by an Eligible Plan, each Portfolio is not able to identify market timing transactions by individual variable insurance contract owners or Eligible Plan participants. Short of rejecting all transactions made by a separate account or Eligible Plan, the Portfolio lacks the ability to reject transactions by individual contract owners or Eligible Plan participants. A Portfolio, therefore, has to rely upon the insurance companies to police restrictions in the variable insurance contracts or according to the insurance company’s administrative policies; those restrictions will vary from variable insurance contract to variable insurance contract. Similarly, with respect to Eligible Plans, the Portfolios are often dependent upon a Plan’s Financial Intermediaries who utilize their own policies and procedures to identify market timers. The Portfolios have attempted to put safeguards in place to assure that Financial Intermediaries, including insurance companies, have implemented procedures designed to deter market timing and abusive trading. Each Portfolio will also seek to monitor for market timing activities, such as unusual cash flows, and work with the applicable insurance company or Eligible Plan to determine whether or not market timing or abusive trading is involved. The Portfolios or the Distributor will prohibit any purchase orders with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of purchases and sales of the Portfolios that indicates market timing or trading they determine is abusive to the extent possible. The Portfolios will seek to apply these policies as uniformly as practicable. It is, however, more difficult to locate and eliminate individual market timers in the separate accounts or Eligible Plans and there can be no assurances that the Portfolios will be able to effectively identify and eliminate market timing and abusive trading in the Portfolios. Variable insurance contract owners should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to market timing.

RULE 12b-1 FEES

Each Portfolio described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of the Class 2 shares of the Portfolios. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Portfolios to the Distributor as

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compensation for its services and expenses in connection with the sale and distribution of Portfolio shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to financial intermediaries, including participating insurance companies or their affiliates that have agreements with the Distributor to sell shares of the Portfolios. The Distributor may pay Rule 12b-1 fees to its affiliates.

Each Portfolio pays annual distribution fees of up to 0.25% of the average daily net assets attributable to Class 2 shares.

Because Rule 12b-1 fees are paid out of Portfolio assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

VOTING AND MEETINGS

How are Shares of the Portfolio Voted?

If required by the Securities and Exchange Commission (SEC), the insurance company that issued your variable insurance contract will solicit voting instructions from you and other purchasers of variable insurance contracts with respect to any matters that are presented to a vote of shareholders. To the extent your insurance company is required to vote the total Portfolio shares held in its separate accounts on a proportional basis, it is possible that a small number of variable insurance contract owners would be able to determine the outcome of a matter. Each Portfolio or class votes separately on matters relating solely to that Portfolio or class or which affect that Portfolio or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally. Shareholders shall be entitled to one vote for each share held.

When are Shareholder Meetings Held?

The Trust does not hold annual meetings of shareholders but may hold special meetings. Special meetings are held, for example, to elect or remove Trustees, change a Portfolio’s fundamental investment objective, or approve an investment advisory contract.

REDEEMING PORTFOLIO SHARES

Separate accounts may redeem shares to make benefit or surrender payments to you and other purchasers of variable insurance contracts or for other reasons described in the separate account literature that you received when you purchased your variable insurance contract. Eligible Plans may also redeem shares at any time. Redemptions are processed on any day on which the Portfolios are open for business. Redemption orders from variable insurance contract owners received in proper form by an insurance company or from participants received by Eligible Plans on a given business day are priced at the NAV calculated on such day, provided that the order is received by the Portfolio in proper form on the next business day. The insurance company or Eligible Plan administrator or trustee is responsible for properly transmitting redemption orders.

DIVIDENDS

•	All dividends are distributed to the separate accounts on an annual basis and will be automatically reinvested in Portfolio shares unless an election is made on behalf of a separate account to receive some or all of the dividends in cash.

•	Dividends are not taxable as current income to you or other purchasers of variable insurance contracts.

QUESTIONS

•	Any questions regarding the Portfolios should be directed to JPMorgan Insurance Trust, 1111 Polaris Parkway, Columbus, Ohio 43271-1235, 1-800-480-4111. All questions regarding variable insurance contracts should be directed to the address or telephone number indicated in the prospectus or other literature that you received when you purchased your variable insurance contract.

TAX INFORMATION

Each Portfolio intends to qualify as a “regulated investment company” for U.S. federal income tax purposes and to meet all other requirements necessary for it to be relieved of U.S. federal income taxes on income and gains it distributes to the separate accounts. Each Portfolio will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive some or all of the distribution in cash.

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Tax Consequences to Variable Insurance
Contract Owners

Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59-1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable insurance contracts, the separate accounts underlying such contracts, as well as the Portfolios in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the contracts would be taxable currently to the contract owners.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of Portfolio shares. Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Portfolios. For a further discussion of the tax consequences of variable annuity and variable life contracts, please refer to the prospectuses or other documents that you received when you purchased your variable annuity or variable life product.

Tax Consequences to Eligible Plan Participants

Generally, Eligible Plan participants are not taxed currently on distributions of net investment income and capital gains to such plans. Contributions to these plans may be tax deductible, although distributions from these plans are generally taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Portfolio.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Portfolios to JPMIM. A copy of each Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or in the variable insurance portfolio section of www.jpmorganfunds.com no later than August 31 of each year. Each Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security and state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Portfolio will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. No later than 60 days after the end of each fiscal quarter, each Portfolio will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Portfolios will post these quarterly schedules in the variable insurance portfolio section of www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each Portfolio’s top ten holdings, top five holdings that contributed to Portfolio performance and the top five holdings that detracted from Portfolio performance as of the last day of each month and each calendar quarter are posted in the variable insurance portfolio section of www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

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Legal Proceedings

None of the actions described below allege that any unlawful activity took place with respect to the Portfolios whose shares are offered in this prospectus.

On June 29, 2004, JPMorgan Investment Advisors Inc. formerly known as Banc One Investment Advisors Corporation (BOIA), an adviser to the Trust, entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds (now known as JPMorgan Trust II), in an aggregate amount of approximately $8 million annually over a five year period commencing September 2004. In addition, BOIA has agreed to and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of JPMorgan Funds, certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including the Distributor. In addition, the West Virginia Securities Commissioner entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and the NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of JPMorgan Funds, removal of the One Group Mutual Funds’ investment adviser (e.g., BOIA) and distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys’ fees. In February 2004, these cases were transferred to the United States District Court for the District of Maryland for consolidated or coordinated pretrial case management. On November 3, 2005, the district court ruled that all claims in the consolidated amended class action complaint against One Group Mutual Funds would be dismissed. The court also ruled that certain claims in that complaint and in the consolidated amended fund derivative complaint against other defendants would be dismissed. On March 1, 2006, the district court entered an order implementing these rulings, in which it dismissed certain claims against BOIA and its affiliates, all claims against One Group Mutual Funds, and all claims but one against the trustees and former trustees. On May 30, 2006, the district court ruled that the remaining claim against the trustees and former trustees is to be dismissed as well.

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Financial Highlights

Financial Highlights tables are intended to help you understand the Portfolios’ performance for the last five years or periods of the Portfolios’ operations, whichever is shorter. Because the Portfolios had not yet commenced operations as of the date of this prospectus, no financial highlights are shown.

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HOW TO REACH US

MORE INFORMATION

For more information on the Portfolios, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Portfolios’ investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Portfolio’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Portfolios and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You can also find information online in the variable insurance portfolio section of www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Portfolios, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
100 F Street, N.E.
Washington, DC 20549-0102
1-202-551-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Portfolios are also available on the SEC’s website at http://www.sec.gov.

VARIABLE INSURANCE CONTRACTS

This prospectus is used with variable insurance contracts. All questions regarding variable insurance contracts should be directed to the address or phone numbers in the prospectus or other materials that you received when you purchased your contract.

The Investment Company Act File No. is 811-7874.

©JPMorgan Chase & Co. All Rights Reserved. May 2006.

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